UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 11, 2013

Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 702-684-8000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 11, 2013, Diamond Resorts Corporation (“DRC”), an indirect wholly-owned subsidiary of Diamond Resorts International, Inc., closed a senior secured revolving credit facility with Credit Suisse AG as administrative agent. The credit facility has a maturity date of September 11, 2017 and provides for funds to be borrowed at an adjusted base rate or LIBOR rate, with up to a maximum of $25,000,000 outstanding at any time. Obligations under the credit facility are secured on a pari passu basis by the same collateral securing DRC’s 12% Senior Secured Notes due 2018.
Credit Suisse Securities (USA) LLC, J. P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates, as applicable, acted as lenders, joint bookrunners and joint lead arrangers.
The description of the credit facility set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, dated as of September 11, 2013, by and among Diamond Resorts Corporation, as borrower, Diamond Resorts International, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent, and the exhibits and schedules thereto, which are attached as Exhibit 10.1 to this Form 8-K and are incorporated herein by reference.
A copy of the press release announcing the foregoing is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 above is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description
10.1

Credit Agreement dated as of September 11, 2013 by and among Diamond Resorts Corporation, as borrower, Diamond Resorts International, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent, and the exhibits and schedules thereto.

99.1	Press Release issued by the Company on September 12, 2013 (furnished herewith).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.

Date:	September 16, 2013	By:	/s/ Howard S. Lanznar
		Name:	Howard S. Lanznar
		Title:	Executive Vice President and Chief Administrative Officer

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Exhibit Index

Exhibit No.	Description
10.1

Credit Agreement dated as of September 11, 2013 by and among Diamond Resorts Corporation, as borrower, Diamond Resorts International, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent, and the exhibits and schedules thereto.

99.1	Press Release issued by the Company on September 12, 2013 (furnished herewith).

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